                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1995 95-6 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1995 to September 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%,
                              7.00%, 7.25%, 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995

                                      CUSIP#'S   393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                                      TRUST ACCOUNT #3334348-0
                                      REMITTANCE DATE:  10/16/95

                                                        Total $       Per $1,000
CLASS A CERTIFICATES                                     Amount        Original
--------------------                                  ------------    ----------
(1a) Amount available (including Monthly
     Servicing Fee)                                   6,492,769.63

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                     0.00

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate
             (6.15%, unless Weighted Average
             Contract Rate is below 6.15%)                   6.15%
          b. Class A-1 Interest                         235,671.58    4.90982458
          c. Class A-2 Remittance Rate
             (6.40%, unless Weighted Average
             Contract Rate is below 6.40%)                   6.40%
          d. Class A-2 Interest                         341,333.33    5.33333328
          e. Class A-3 Remittance Rate
             (6.65%, unless Weighted Average
             Contract Rate is below 6.65%)                   6.65%
          f. Class A-3 Interest                         221,666.67    5.54166675
          g. Class A-4 Remittance Rate
             (7.00%, unless Weighted Average
             Contract Rate is below 7.00%)                   7.00%
          h. Class A-4 Interest                         262,500.00    5.83333333
          i. Class A-5 Remittance Rate
             (7.25%, unless Weighted Average
             Contract Rate is below 7.25%)                   7.25%
          j. Class A-5 Interest                         364,010.42    6.04166672
          k. Class A-6 Remittance Rate
             (7.60%, unless Weighted Average
             Contract Rate is below 7.60%)                   7.60%
          l. Class A-6 Interest                         456,000.00    6.33333333

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                         .00           .00


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%,
                              7.00%, 7.25%, 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995

                                      CUSIP#'S   393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                                      TRUST ACCOUNT #3334348-0
                                      REMITTANCE DATE:  10/16/95

    (4)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                        .00             .00

B.  Principal
    (5)  Formula Principal Distribution
         Amount                                     3,242,120.74             N/A
         a. Scheduled Principal                       562,495.30             N/A
         b. Principal Prepayments                   2,237,300.07             N/A
         c. Liquidated Contracts                             .00             N/A
         d. Repurchases                               442,325.37             N/A

    (6)  Pool Scheduled Principal
         Balance                                  391,437,296.92    986.74692953
   (6a)  Pool Factor                                   .98674693

    (7)  Unpaid Class A Principal Shortfall
         (if any)following prior Remittance
         date                                                .00

    (8)  Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance, divided by Pool
         Scheduled Principal Balance)                     90.45%

    (9)  Class A Percentage for the following
         Remittance Date                                  90.37%

   (10)  Class A Principal Distribution:
         a. Class A-1                               3,242,120.74     67.54418208
         b. Class A-2                                        .00             .00
         c. Class A-3                                        .00             .00
         d. Class A-4                                        .00             .00
         e. Class A-5                                        .00             .00
         f. Class A-6                                        .00             .00

   (11)  Class A-1 Principal Balance               42,742,576.92    890.47035250
  (11a)  Class A-1 Pool Factor                         .89047035

   (12)  Class A-2 Principal Balance               64,000,000.00    1000.0000000
  (12a)  Class A-2 Pool Factor                        1.00000000

   (13)  Class A-3 Principal Balance               40,000,000.00    1000.0000000
  (13a)  Class A-3 Pool Factor                        1.00000000

   (14)  Class A-4 Principal Balance               45,000,000.00    1000.0000000
   14a)  Class A-4 Pool Factor                        1.00000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%,
                              7.00%, 7.25%. 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995

                                     CUSIP#'S  393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                                     TRUST ACCOUNT #3334348-0
                                     REMITTANCE DATE:  10/16/95

    (15)    Class A-5 Principal Balance            60,250,000.00    1000.0000000
   (15a)    Class A-5 Pool Factor                     1.00000000

    (16)    Class A-6 Principal Balance            72,000,000.00    1000.0000000
   (16a)    Class A-6 Pool Factor                     1.00000000

    (17)    Unpaid Class A Principal Shortfall
            (if any) following current Remittance
            Date                                             .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (18)    31-59 days                              1,139,309.76              38

    (19)    60 days or more                                  .00               0

    (20)    Current Month Repossessions                19,621.15               1

    (21)    Repossession Inventory                     19,621.15               1

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in July 1999)

(22)  Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current
          Remittance Date                                                  .000%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                       .0%

(23)  Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current
          Remittance Date                                                   .29%

      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                      .10%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%,
                              7.00%, 7.25%. 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995

                                       CUSIP#'S  393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                                       TRUST ACCOUNT #3334348-0
                                       REMITTANCE DATE:  10/16/95

(24)  Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from September 1, 1999 to
          August 31, 2000, 6.5% from September 1, 2000 to
          August 31, 2001, 8.5% from September 1, 2001 to
          August 31, 2002 and 9.5% thereafter)                                0%

(25)  Current Realized Losses Test

      (a) Current Realized Losses for current Remittance
          Date                                                                 0

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                               0%

(26)  Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance date (must
          equal or exceed 14.5%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $7,933,894.00                                                 9.55%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                         CLASS M1 CERTIFICATES
                            MONTHLY REPORT
                           September, 1995
                               Page 5
                                                             CUSIP#'S 393505-HT2
                                                        TRUST ACCOUNT #3334348-0
                                                      REMITTANCE DATE:  10/16/95

                                                    Total $         Per $1,000
                                                     Amount          Original
                                                 ------------     --------------
CLASS M1 CERTIFICATES
---------------------
  (27) Amount available (including Monthly
       Servicing Fee)                            1,369,466.90

A.     Interest
  (28) Aggregate interest
       a.  Class M-1 Remittance Rate (8.10%,
            unless Weighted Average Contract
            Rate is below 8.10%)                         8.10%
       b.  Class M-1 Interest                      200,812.50         6.75000000

  (29) Amount applied to Class M-1 Interest
        Deficiency Amount                                 .00                  0

  (30) Remaining unpaid Class M-1 Interest
        Deficiency Amount                                 .00                  0

  (31) Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall            .00                  0

  (32) Remaining:
       a.  Unpaid Class M-1 Interest Shortfall            .00                  0

B.     Principal
  (33) Formula Principal Distribution Amount
       a.  Scheduled Principal                            .00                N/A
       b.  Principal Prepayments                          .00                N/A
       c.  Liquidated Contracts                           .00                N/A
       d.  Repurchases                                    .00                N/A

  (34) Class M-1 Principal Balance              29,750,000.00      1000.00000000
 (34a) Class M-1 Pool Factor                       1.00000000

  (35) Class M-1 Percentage after prior
       Remittance Date                                    .00%

  (36) Class M-1 Percentage for such Remittance
       Date                                               .00%

  (37) Class M-1 Percentage for the following
       Remittance Date                                    .00%

  (38) Class M-1 Principal Distribution:
       a.  Class M-1                                      .00         0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                           .00

  (39) Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                               .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995

                                                        CUSIP#'S 393505-HU9, HV7
                                                      REMITTANCE DATE:  10/16/95

                                                     Total $         Per $1,000
                                                      Amount          Original
                                                  -------------      -----------

Class B1 Certificates
---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                      1,168,654.40

  (2)  Class B-1 Remittance Rate (7.70% unless
       Weighted Average Contract Rate is
       below 7.70%)                                        7.70%

  (3)  Aggregate Class B1 Interest                   127,370.83       6.41666650

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                                .00              .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                   .00              .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                    .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                    .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date             .00

  (9)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero. Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)                .00

  (9a) Class B Percentage for the following
       Remittance Date                                      .00

  (10) Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)               .00

(11a)  Class B1 Principal Shortfall                         .00

(11b)  Unpaid Class B1 Principal Shortfall                  .00

 (12)  Class B Principal Balance                  37,694,720.00

 (13)  Class B1 Principal Balance                 19,850,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995
                                     Page 2

                                           CUSIP#'S  393505-HU9, HV7
                                           REMITTANCE DATE:  10/16/95


                                                     Total $         Per $1,000
                                                      Amount          Original
                                                  -------------      -----------
Class B2 and C Certificates
---------------------------
(12)  Remaining Amount Available                   1,041,283.57

(13)  Class B-2 Remittance Rate (8.00%
      unless Weighted Average Contract
      Rate is less than 8.00%)                             8.00%

(14)  Aggregate Class B2 Interest                    118,964.80       6.66666667

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                 .00              .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                    .00              .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date              .00

(18)  Class B2 Principal Liquidation Loss Amount            .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)             .00

(20)  Guarantee Payment                                     .00

(21)  Class B2 Principal Balance                  17,844,720.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      Amount, Class B-1 Distribution Amount and
      Class B-2 Distribution Amount; if the
      Company is the Servicer)                       164,449.76

(23)  3% Guarantee Fee                               757,869.01

(24)  Class C Residual Payment                              .00

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                       .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995
                                     Page 3

                                         CUSIP#'S     393505-HU9, HV7
                                         REMITTANCE DATE:  10/16/95

                                                      Total $         Per $1,000
                                                       Amount          Original
                                                     ---------        ----------

(26) Class B-1 Interest Deficiency on such
     Remittance Date                                       .00

(27) Repossessed Contracts                           19,621.15

(28) Repossessed Contracts Remaining
     in Inventory                                    19,621.15

(29) Weighted Average Contract Rate                   10.26676

                                      GTFC
                                     1995-6
                                September, 1995
                          Contracts Repurchased Due to
                    Breach of Representation and Warranties




                                                   Repurchase
Account#         Principal          Interest         Amount
--------         ---------          --------       ----------

22422948         74,098.64            454.47        74,553.11
27418936         61,801.59            379.05        62,180.64
30416893         61,552.71            377.52        61,930.23
44400347         75,720.84            464.42        76,185.26
53415985         61,477.05            377.06        61,854.11
78400828         48,816.61            299.41        49,116.02
92402812         58,857.93            361.00        59,218.93
               -----------         ---------      -----------

TOTALS         $442,325.37         $2,712.93      $445,038.30
               ===========         =========      ===========